UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2022

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	001-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street, Suite 1002 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 221-1261

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Establishment of New ATM Program

On February 22, 2022, RPT Realty (the “Company”) and its operating partnership, RPT Realty, L.P. (the “Operating Partnership”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with (i) J.P. Morgan Securities LLC, Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and Truist Securities, Inc., as sales agents (collectively, the “sales agents”), (ii) JPMorgan Chase Bank, National Association, Bank of America, N.A., Bank of Montreal, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC and Truist Bank, as forward purchasers (collectively, the “forward purchasers”), and (iii) J.P. Morgan Securities LLC, BofA Securities, Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and Truist Securities, Inc., as forward sellers (collectively, the “forward sellers”), pursuant to which the Company may offer and sell, from time to time, through the sales agents, as the Company’s agents or, if applicable, as forward sellers, or directly to the sales agents as principals for their own accounts, the Company’s common shares of beneficial interest, $0.01 par value per share (the “common shares”), having an aggregate gross sales price of up to $150 million.  The Company also entered into separate Master Forward Confirmations on February 22, 2022 (each, a “Master Forward Confirmation”) with each of the forward purchasers, a form of is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sales of common shares through the sales agents, if any, will be made in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to sell any of the shares in the offering and may suspend sales in connection with the offering at any time.  Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common shares and determinations by the Company of the appropriate sources of funding for the Company.  Any sales of common shares through the sales agents may be made by negotiated transactions, which may include block trades, or in transactions that are deemed to be an at the market offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the common shares.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of common shares through the sales agents, the Company may also enter into forward sale agreements pursuant to any Master Forward Confirmation, and related supplemental confirmations to be entered into between the Company and the relevant forward purchaser pursuant thereto (collectively, the “Forward Sale Agreement”).  In connection with any Forward Sale Agreement, a forward purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through its affiliated forward seller, sell a number of shares equal to the number of shares underlying such Forward Sale Agreement.  In no event will the aggregate number of shares sold through the sales agents or the forward sellers under the Equity Distribution Agreement and the Forward Sale Agreements have an aggregate sales price in excess of $150 million.

The Company will not initially receive any proceeds from the sale of borrowed shares by the forward sellers.  The Company expects to fully physically settle each particular Forward Sale Agreement (by delivering shares) with the applicable forward purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular Forward Sale Agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular Forward Sale Agreement multiplied by the relevant forward sale price per share.  However, subject to certain conditions, the Company may also elect to cash settle or net share settle a particular Forward Sale Agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares (in the case of net share settlement) to the applicable forward purchaser.

The compensation to each sales agent will be a mutually agreed commission that will not exceed, but may be lower than, 2.0% of the gross sales price of the common shares sold through it as the Company’s sales agent pursuant to the Equity Distribution Agreement.  The compensation to the forward sellers will be a mutually agreed commission in the form of a reduction to the initial forward price under the related Forward Sale Agreement that will not exceed, but may be lower than, 2.0% of the gross sales prices of all borrowed common shares sold through the applicable forward seller during the applicable forward hedge selling period.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Company and the Operating Partnership, indemnification rights and obligations of the parties and termination provisions. The Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Equity Distribution Agreement, the Master Forward Confirmation and the transactions contemplated thereby is qualified in its entirety by reference to Exhibits 1.1 and 99.1.

The common shares to be sold pursuant to the Equity Distribution Agreement will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (“SEC”) on February 22, 2022 and the accompanying base prospectus dated February 18, 2022 forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-262871) filed with the SEC on February 18, 2022 (the “Registration Statement”).  Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement, and the exhibits filed herewith are incorporated therein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Termination of Prior ATM Program

Effective February 18, 2022, in connection with the establishment of the new at-the-market program described above, the Company terminated the equity distribution agreement dated February 28, 2020 with (i) the Operating Partnership, (ii) J.P. Morgan Securities LLC, Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and SunTrust Robinson Humphrey, Inc., as sales agents, (iii) JPMorgan Chase Bank, National Association, Bank of America, N.A., Bank of Montreal, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc. and Mizuho Markets Americas LLC, as forward purchasers, and (iv) J.P. Morgan Securities LLC, BofA Securities, Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc. and Mizuho Securities USA LLC, as forward sellers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Equity Distribution Agreement, dated February 22, 2022, among RPT Realty, RPT Realty, L.P., J.P. Morgan Securities LLC, Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and Truist Securities, Inc., as sales agents, JPMorgan Chase Bank, National Association, Bank of America, N.A., Bank of Montreal, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC and Truist Bank, as forward purchasers, J.P. Morgan Securities LLC, BofA Securities, Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and Truist Securities, Inc., as forward sellers.

5.1	Opinion of Ballard Spahr LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1 hereto).

99.1	Form of Master Forward Confirmation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date: February 22, 2022	By:	/s/ Michael P. Fitzmaurice
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer